CALVERT EQUITY PORTFOLIO

Supplement to Prospectus dated February 1, 2017 as revised March 23, 2017

1.

The name of Calvert Equity Portfolio is changed to Calvert Equity Fund.

2.

The expiration date of the expense reimbursements described in the footnote following the Annual Fund Operating Expense table under “Fees and Expenses of the Fund” in “Fund Summary” is now January 31, 2019.

3.

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund” in “Fund Summary”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

4.

The following replaces “Buying and Selling Shares” in Fund Summary:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $250,000 (waived in certain circumstances).  There is no minimum for subsequent investments.

5.

The following is added as the last paragraph in “Management of Fund Investments”:

CRM is a subsidiary of Eaton Vance Management (“Eaton Vance”).  Eaton Vance, Inc. (“EV”) serves as trustee of CRM.  Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009.  The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

6.

The following replaces the second paragraph under “Portfolio Managers – Calvert Equity Portfolio.” in “Management of Fund Investments:

The portfolio managers of the Fund are Joseph B. Hudepohl, Lance V. Garrison, Jeffrey A. Miller and Robert R. Walton (all since June 2015).  Mr. Hudepohl has been Managing Director and Portfolio Manager at Atlanta Capital since June 2015.  Prior to joining Atlanta Capital he was Managing Director and Portfolio Manager, Logan Circle Partners, L.P., a division of Fortress Investment Group LLC from June 2013 – May 2015 and held various positions including Managing Director and Portfolio Manager at Goldman Sachs Asset Management from 1997 – 2013.  Messrs. Garrison and Walton are Vice Presidents and have been Portfolio Managers at Atlanta Capital since June 2015.  Prior to that, they served as Vice Presidents and Analysts at Atlanta Capital for more than five years.  Mr. Miller has been a Portfolio Manager since June 2015 and a Vice President of Atlanta Capital since August 2014.  Prior to joining Atlanta Capital he was a Portfolio Manager and Analyst at Crawford Investment Counsel from 2011 – 2014 and a Global Technology Analyst at Institutional Capital Corporation from 1999 – 2011.

7.

The following is added as the last paragraph in “Management of Fund Investments”:

Sub-Transfer Agency and Related Services

Eaton Vance provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives $8 per Fund account held directly on the books of the transfer agent.  Prior to December 31, 2016, Calvert Investment Services, Inc. provided similar services to, and received the same fees from, the Fund.

8.

The following replaces “Shareholder Information”:

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, a Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board of Trustees has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. The Adviser has delegated certain Fund valuations to the Sub-Adviser, as described in the procedures.  Pursuant to the procedures, independent pricing services are used to value debt obligations at their market value. In determining market value, the pricing service considers various factors and market information. Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. In certain situations, the Adviser, or Sub-Adviser, if applicable, may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased.  The Adviser has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Effective December 31, 2016, Eaton Vance Distributors, Inc. became the principal underwriter of the Fund (“EVD” or the “principal underwriter”).  EVD is a direct, wholly-owned subsidiary of EVC. Prior thereto, Calvert Investment Distributors, Inc. served as the Fund’s distributor.  For more information on buying and selling shares, please contact your financial professional or Calvert funds at 800-368-2745.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by the Fund’s transfer agent.  The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The Calvert funds generally do not accept investments from residents of the European Union or Switzerland  except as described in the Fund’s SAI.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts are not employer sponsored retirement plans for purposes of this definition.

Your initial investment must be at least $250,000 except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  The Fund offers other share classes that have different fees and expenses.  Class I shares also are offered to investment and institutional clients of Calvert and its affiliates and certain persons affiliated with Calvert.

The minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each

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case, as described above), provided the total value of such accounts invested in Class I shares of Calvert funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number.  You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).  Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year.  You can establish bank automated investing on the account application or by providing written instructions to the Funds’ transfer agent.  Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com.  The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Restrictions on Excessive Trading and Market Timing.  The Fund is not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).   The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, a Calvert fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Calvert funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of the Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

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The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts;

•

transactions made by a Calvert fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or

•

transactions in shares of Calvert Ultra-Short Duration Income Fund.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Calvert funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund.  The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Fund’s policy.  Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  The Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. The principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Conversion Feature.  In some circumstances, the Board of Directors/Trustees may determine to cease to offer and subsequently close an existing class of Fund shares.  In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to at least 60 days’ prior notice to shareholders of the impacted class.  Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other changes by the Fund.

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday , 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-368-2745 Monday through Thursday , 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-386-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Fund’s transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below. The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (NSCC) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Fund’s transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by the Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for

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business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

The Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, the Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*

If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Fund.  From time to time, you may receive the following:

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Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

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Tax information needed to prepare your income tax returns.

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Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.calvert.com.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings

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and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.

Exchange Privilege.  Fund shares may be exchanged for shares of the same Class of another Calvert fund.  Exchanges are made at net asset value.  If your shares are subject to a contingent deferred sales charge (“CDSC”), the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Calvert website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of the Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  The Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Calvert funds’ client services department at 1-800-368-2745 Monday through Thursday , 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

7

Additional Tax Information

The Fund expects to pay distributions annually.  Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period.  The Fund intends to distribute any net realized capital gains, if any, annually.  It may also be necessary, due to federal tax requirements, for the Fund to make a special income and/or capital gains distribution at the end of the calendar year.

A portion of any distribution of the Fund’s investment income may, and any distribution by the Fund of net realized short-term capital gains generally will be taxed as ordinary income.  Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.  Over time, distributions by the Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains.  A portion of the Fund’s income distributions may be eligible for the dividends-received deduction for corporations.  The Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.  A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

The Fund expects to send shareholders a statement each February showing the tax status of all distributions.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities.  These taxes may be reduced or eliminated under the terms of an applicable tax treaty.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and after December 31, 2018 on redemption and certain capital gain dividends proceeds paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

9.

The following replaces the Calvert Funds’ address on the back page:

Calvert Funds
1825 Connecticut Avenue NW, Suite 400
Washington, DC  20009
Telephone: 1-800-368-2745

November 6, 2017	11.6.17

8

CALVERT EQUITY PORTFOLIO

Supplement to Statement of Additional Information dated February 1, 2017 as revised March 23, 2017

1.

The name of Calvert Equity Portfolio is changed to Calvert Equity Fund.

2.

The following replaces the address on the front cover:

1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
1-800-368-2745

3.   The following is added to “Supplemental Information on Principal Investment Policies and Risks”:

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes.

4.   The following replaces “Limited Partnerships” under “Non-Principal Investment Policies and Risks”:

Partnerships

Venture Capital Limited Partnerships. The Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who includes its allocated share of the partnership’s income and expenses in its own calculation of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Fund to penalties under the tax laws, including possible loss of their qualification as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus the Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. The Fund’s liability generally is limited to the amount of its commitment to the partnership. When the Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As the result, the Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Publicly-Traded Partnerships. The Fund may also invest in securities issued by companies that are organized as publicly-traded partnerships or master limited partnerships. These entities may be listed and traded on U.S. securities exchanges or other exchanges, and are generally operated under the supervision of one or more managing partners. Limited partners, such as the Fund, is not usually involved in the day-to-day management of the company, but are allocated income, capital gains, losses, deductions and expenses associated with the partnership project in accordance with the terms of the partnership agreement. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with their investment in a partnership.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership’s structure, management, and operating history as well as volatility risks of the specific industry or industries in which the partnership invests (for example, real estate development, oil, or gas). Certain partnership securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.

State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be less legal protections afforded to investors in a partnership than investors in a corporation. Because partnerships are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unit holders (except in the case of some publicly traded partnerships that may be taxed as corporations).

5.   The following is added to “Non-Principal Investment Policies and Risks”:

Rights and Warrants

The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.

6.

The following paragraph is added after the list in “Nonfundamental Investment Restrictions” under “Investment Restrictions”:

To the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(G) or 12 (d)(1)(F) under the 1940 Act.

7.

The following replaces “Net Asset Value”:

NET ASSET VALUE

The net asset value (NAV) of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share is readily accessible on the Calvert funds website (www.calvert.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.

Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.

Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

Senior and Junior Loans are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Precious metals are valued are valued at the New York Composite mean quotation.

Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board.  Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser, or sub-adviser, if applicable.

8.

The following replaces “Purchase and Redemption of Shares”:

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases.  Fund shares are offered for sale only in states where they are registered.  The Calvert funds generally do not accept investments from residents of the European Union or Switzerland, although may do so to the extent that the Calvert funds may be lawfully offered in a relevant jurisdiction (including at the initiative of the investor) and as described in an appendix to this SAI.  Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter.  Fund shares are sold at the public offering price, which is the net asset value plus the initial sales charge, if any.  The Fund receives the net asset value.  The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares.  The sales charge table for Class A shares in the Prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.  The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

In connection with employer sponsored retirement plans, the Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant.  However, such account will be subject to the right of redemption by the Fund as described below.

Class I Share Purchases. Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates; certain persons affiliated with Calvert and its affiliates; current and retired members of Calvert Fund Boards; employees of Calvert and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Waiver of Investment Minimums. In addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired members of Calvert Fund Boards, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers to the Calvert family of funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof).

Suspension of Sales.  The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time.  In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions and the volume of sales and redemptions of shares. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions.  The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750.  Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase.  No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

As disclosed in the Prospectus, the Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, the Fund expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  Any redemption in-kind would be made in accordance with policies adopted by the Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser or sub-adviser.

The Fund participates in a joint credit facility arrangement with other Calvert funds and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions.  See “Additional Risk Disclosure - Borrowing for Temporary Purposes” herein.

As noted above, the Fund may pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of securities.  All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested by a redeeming shareholder, provide the redeeming shareholders with an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser or sub-adviser.  If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

The Fund does not issue share certificates. Shares are electronically recorded. If you are redeeming or exchanging shares represented by certificates previously issued by the Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.

Systematic Withdrawal Plan.  The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held.  The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss.  Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the ex-dividend date for each distribution.  Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.  A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares.  The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. The Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

9.

The following replaces the first sentence in the second paragraph of the section entitled “Trustees and Officers”:

The address of the Trustees and Ms. Brown is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009.

10.

The following replaces “Proxy Voting Policy.” under “Proxy Voting Disclosure”:

Proxy Voting Policy.  Please refer to Appendix B of this SAI for the Global Proxy Voting Guidelines of the Calvert funds.  The Guidelines include the policies and procedures that the Fund uses in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between any of the Funds and those of the Fund’s Adviser or its affiliates.  Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, and (2) on the SEC’s website at http://www.sec.gov.  A copy of the Adviser’s Proxy Voting Policy and Procedures is available without charge, upon request, by calling 1-800-368-2745.

11.

The following replaces the reference to the address for the Calvert Funds under the section entitled “Process for Delivering Shareholder Communications to the Board of Trustees”:

Calvert Funds
Attn: [Name of Fund] Secretary
Two International Place
Boston, MA 02110

12.

The following replaces the second sentence of the fourth paragraph under the section entitled “Process for Delivering Shareholder Communications to the Board of Trustees”:

Shareholders of a Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at Two International Place, Boston, MA 02110.

13.

Appendix A is hereby deleted and the following replaces Appendix B:

Appendix B

GLOBAL PROXY VOTING GUIDELINES
FOR CALVERT FAMILY OF FUNDS

I.

INTRODUCTION

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value.  Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.  Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.  Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”).  The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Funds’ Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II.

CORPORATE GOVERNANCE

A.

Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography.  Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

The Fund advisor will oppose directors when the company’s poison pill has a “dead- hand” or “modified dead-hand” feature.

The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, the Fund advisor will vote case-by-case on the plan taking into consideration the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Proxy Contests/Proxy Access – Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders

The Fund advisor will vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) Nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.

The Fund advisor will vote case-by-case for individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees.  Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes.  Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non- binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.

The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for a shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.

This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock.

However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis- à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.

B.

Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.  Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.  The structure of these compensation plans often determines the level of alignment between management and shareowner interests.  Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation or Proposed Sale

This type of proposal concerns specific advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs) that are required under The Dodd-Frank Wall Street Reform and Consumer Protection Act.  Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

The Fund advisor will vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with NEOs rather than focusing primarily on new or extended arrangements.

Equity Plans for Non-Employee Directors

The Fund advisor will vote case-by-case on compensation plans for non-employee directors, based on:

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

The company’s three-year burn rate relative to its industry/market cap peers; and

The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Shareholder Ratification of Director Pay Program

The Fund advisor will apply the following framework to U.S. ratification of non-employee director pay programs and will vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on:

If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

An assessment of the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

Compensation Committee

The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

The Fund advisor will vote case-by-case when plan features include discretional vesting authority.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report, including any proposals that address gender pay gap.

Ratio between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.

Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.  Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management. Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti- takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.

CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.

Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.

Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change.  Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change.  Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1.” As the

Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.

Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.

International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries.  For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma.  In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.

Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development.  In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions.  Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.

Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.  Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

F.

Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.

The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.

Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.

Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.

Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.

Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor or its affiliates on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of at least two members of the Fund Board not affiliated with the Fund advisor will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Approved March 2017

________________

1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

14.

The following replaces the address for Calvert Research and Management under Appendix D – ADDITIONAL INFORMATION REQUIRED BY LOCAL JURISDICTIONS IN WHICH THE FUND MAY BE OFFERED – Additional information regarding the Funds’ service providers:

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

November 6, 2017